UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2018

American Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55197	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 3rd Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03. Material Modification to Rights of Security Holders.

Reverse Stock Split, Reclassification of Common Stock and Stock Dividend

On July 3, 2018, American Finance Trust, Inc. (the “Company”) effected a sequence of corporate actions pursuant to the Company’s previously announced plan to list shares of the Company’s Class A common stock on The Nasdaq Global Select Market (“Nasdaq”) under the symbol “AFIN” (the “Listing”) as follows:

•	First, the Company filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”) articles of amendment to its charter (the “Reverse Split Articles”) to effect a 2-to-1 reverse stock split combining every two shares of common stock, par value $0.01 per share, into one share of common stock, par value $0.02 per share.

•	Second, the Company filed with the SDAT articles of amendment to its charter (the “Par Value Decrease Articles”) reducing the resulting par value of the shares of common stock outstanding after the reverse stock split from $0.02 per share back to $0.01 per share.

•	Third, the Company filed with the SDAT articles of amendment to its charter (the “Name Change Articles”) changing the name of the common stock to the “Class A common stock.”

•	Fourth, the Company filed with the SDAT articles supplementary to its charter (the “Articles Supplementary”) reclassifying a number of authorized but unissued shares of Class A common stock equal to half of the number of shares of Class A common stock then outstanding into shares of Class B-1 common stock and a number of authorized but unissued shares of Class A common stock equal to half of the number of shares of Class A common stock then outstanding into shares of Class B-2 common stock, such that, following these reclassifications and as compared to the number of shares of common stock outstanding prior to the commencement of the sequence of corporate actions described in this Current Report on Form 8-K, shares of Class A common stock represented 50% of that number, shares of Class B-1 common stock represented 25% of that number and shares of Class B-2 common stock represented 25% of that number.

•	Fifth, the Company paid to the holders of shares of Class A common stock following the first four steps in the sequence of corporate actions described in Item 3.03 of this Current Report on Form 8-K a stock dividend equal to one-half share of Class B-1 common stock and one-half share of Class B-2 common stock for each share of Class A common stock outstanding.

The Reverse Split Articles were effective at 1:01 p.m. Eastern Time, the Par Value Decrease Articles were effective at 1:02 p.m. Eastern Time, the Name Change Articles were effective at 1:03 p.m. Eastern Time, and the Articles Supplementary were effective upon their acceptance for record by the SDAT at 1:10 p.m. Eastern Time.

To effect the Listing, and to address the potential for selling pressure that may exist at the outset of listing, the Company has applied to list only shares of Class A common stock on Nasdaq. The shares of Class B-1 common stock and Class B-2 common stock will not be listed on Nasdaq. Instead, the shares of Class B-1 common stock and Class B-2 common stock will automatically convert into shares of Class A common stock and thus become listed on Nasdaq no later than 90 days and 180 days, respectively, from the listing date. Each share of Class B-1 common stock and Class B-2 common stock will otherwise be identical to each share of Class A common stock in all other respects, including the right to vote on matters presented to the Company’s stockholders, and shares of all classes of common stock are expected to receive the same distributions. As a result, of the shares of common stock outstanding prior to the commencement of the sequence of corporate actions described in Item 3.03 of this Current Report on Form 8-K, 50% would be listed initially, 25% would be listed within 90 days of the listing date and 25% would be listed within 180 days of the date of the Listing (the “Listing Date”).

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The Company anticipates the Listing Date will be on or about July 19, 2018, although there can be no assurance the Listing will occur on this date. The actual Listing Date is subject to final approval by Nasdaq. There also can be no assurance as to the prices at which Class A common stock will trade following the Listing. The trading price of Class A common stock will be impacted by a number of factors, many of which are outside the Company’s control, and may fluctuate significantly.

The foregoing summaries of the Reverse Split Articles, the Par Value Decrease Articles, the Name Change Articles and the Articles Supplementary do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of such documents, which are included as Exhibits 3.1, 3.2, 3.3 and 3.4 respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Investor Presentation

The Company has prepared an investor presentation containing certain portfolio information and financial highlights, as well as information about the Listing. Representatives of the Company intend to present some of or all of this investor presentation at various meetings in the coming weeks. The disclosure included in Item 8.01 of this Current Report on Form 8-K is being provided to facilitate communications at those meetings in the coming weeks. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The investor presentation shall not be “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any filing.

Item 8.01. Other Events.

Advisory Agreement Amendment

On July 9, 2018, the Company announced that the Company’s board of directors had approved, based on the recommendation of its nominating and corporate governance committee, an amendment (the “Amendment”) to the Company’s advisory agreement with its external advisor, American Finance Trust Advisors, LLC (the “Advisory Agreement”). The Amendment, which is expected to be executed and become effective in connection with the Listing, will lower the quarterly thresholds of Core Earnings Per Adjusted Share (as defined in the Advisory Agreement) the Company must reach on a quarterly basis for the Advisor to receive the Variable Management Fee (as defined in the Advisory Agreement) from $0.375 and $0.50 to $0.275 and $0.3125. The Amendment will also revise the definition of Adjusted Outstanding Shares (as defined in the Advisory Agreement), which is used to calculate Core Earnings Per Adjusted Share, to be based on the Company’s reported diluted weighted-average shares outstanding.

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In recommending the Amendment, the nominating and corporate governance committee reviewed the implementation of the Company’s current board-approved business strategy of a diversified net lease portfolio with a retail focus, which differs substantially from the proposed hybrid mortgage and net lease focus at the time the Advisory Agreement was executed in 2015. In resetting the applicable thresholds, the nominating and corporate governance committee aimed to further align the Advisor with the Company’s shareholders by incentivizing growth through the continued implementation of the Company’s current business strategy.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of Amendment, which will be filed as an exhibit to a filing with the SEC following the execution and effectiveness of the Amendment.

Forward-Looking Statements

The foregoing contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts included in this Current Report on Form 8-K, including statements concerning the Company’s plans, objectives, goals, beliefs, business strategies, future events, business conditions, the Company’s results of operations, financial position and the Company’s business outlook, business trends and other information are forward-looking statements. When used in this Current Report on Form 8-K, the words “estimate”, “anticipate”, “expect”, “believe”, “intend”, “may”, “will”, “should”, “seek”, “approximately” or “plan”, or the negative of these words and phrases, or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters are intended to identify forward-looking statements. Stockholders can also identify forward-looking statements by discussions of strategy, plans or intentions of management.

Forward-looking statements are not historical facts, and are based upon the Company’s current expectations, beliefs, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The Company’s expectations, beliefs, estimates and projections are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the Company’s actual results to differ materially from the forward-looking statements contained in this Current Report on Form 8-K. The risks, uncertainties and other important factors include, among others, the risks and uncertainties described under the Risk Factors included in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. The Company cautions stockholders not to place undue reliance on any forward-looking statements, which are made as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

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Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Articles of Amendment relating to reverse stock split, dated July 3, 2018
3.2	Articles of Amendment relating to par value decrease, dated July 3, 2018
3.3	Articles of Amendment relating to common stock name change, dated July 3, 2018
3.4	Articles Supplementary relating to reclassification of common stock, dated July 3, 2018
99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Finance Trust, Inc.

Date: July 9, 2018	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chairman, Chief Executive Officer and President

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